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MERRILL LYNCH                                             UNCONDITIONAL GUARANTY
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         FOR VALUE RECEIVED, and in order to induce MERRILL LYNCH BUSINESS
FINANCIAL SERVICES INC. ("MLBFS") to advance moneys or extend or continue to extend credit to or for the benefit of DURAMED PHARMACEUTICALS, INC., a corporation organized and existing under the laws of the State of Delaware (with any successor in interest, including, without limitation, any successor by merger or by operation of law, herein collectively referred to as "Customer") under: (a) that certain TERM WCMA LOAN AGREEMENT NO. 9808880201 between MLBFS and Customer (the "Loan Agreement"), (b) any "Additional Agreements", as that term is defined in the Loan Agreement, and (c) all present and future amendments, restatements, supplements and other evidences of any extensions, increases, renewals, modifications and other changes of or to the Loan Agreement or any Additional Agreements (collectively, the "Guaranteed Documents"), and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned, WARNER-LAMBERT COMPANY, a corporation organized and existing under the laws of the State of Delaware ("Guarantor"), hereby unconditionally guarantees to MLBFS: (i) the prompt and full payment when due, by acceleration or otherwise, of all sums now or any time hereafter due from Customer to MLBFS under the Guaranteed Documents, and (ii) the prompt, full and faithful performance and discharge by Customer of each and every other covenant and warranty of Customer set forth in the Guaranteed Documents (collectively, the "Obligations"). Guarantor further agrees to pay all reasonable costs and expenses (including, but not limited to, court costs and reasonable attorneys' fees) paid or incurred by MLBFS in endeavoring to collect or enforce performance of any of the Obligations, or in enforcing this Guaranty. Guarantor acknowledges that MLBFS is relying on the execution and delivery of this Guaranty in advancing moneys to or extending or continuing to extend credit to or for the benefit of Customer.

         This Guaranty is absolute, unconditional and continuing and shall remain in effect until all of the Obligations shall have been fully and indefeasibly paid, performed and discharged. Upon the occurrence and during the continuance of any default or Event of Default under the Guaranteed Documents, any or all of the indebtedness hereby guaranteed then existing shall, at the option of MLBFS, become immediately due and payable from Guarantor (it being understood, however, that upon the occurrence of any "Bankruptcy Event", as defined in the Guaranteed Documents, all such indebtedness shall automatically become due and payable without action on the part of MLBFS). Notwithstanding the occurrence of any such event, this Guaranty shall continue and remain in full force and effect. To the extent MLBFS receives payment with respect to the Obligations, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside, required to be repaid by MLBFS or is repaid by MLBFS pursuant to a settlement agreement, to a trustee, receiver or any other person or entity, whether under any Bankruptcy law or otherwise (a "Returned Payment"), this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of such payment or repayment by MLBFS, and the indebtedness or part thereof intended to be satisfied by such Returned Payment shall be revived and continued in full force and effect as if said Returned Payment had not been made.

         The liability of Guarantor hereunder shall in no event be affected or impaired by any of the following, any of which may be done or omitted by MLBFS from time to time, without notice to or the consent of Guarantor: (a) any renewals, amendments, restatements, modifications or supplements of or to any of the Guaranteed Documents, or any extensions, forbearances, compromises or releases of any of the Obligations or any of MLBFS' rights under any of the Guaranteed Documents; (b) any acceptance by MLBFS of any collateral or security for, or other guarantees of, any of the Obligations; (c) any failure, neglect or omission on the part of MLBFS to realize upon or protect any of the Obligations, or any collateral or security therefor, or to exercise any lien upon or right of appropriation of any moneys, credits or property of Customer or any other guarantor, possessed by or under the control of MLBFS or any of its affiliates, toward the liquidation or reduction of the Obligations; (d) any invalidity, irregularity or unenforceability of all or any part of the Obligations, of any collateral security for the Obligations, or the Guaranteed Documents; (e) any application of payments or credits by MLBFS; (f) the granting of credit from time to time by MLBFS to Customer in excess of the amount set forth in the Guaranteed Documents; or (g) any other act of commission or omission of any kind or at any time upon the part of MLBFS or any of its affiliates or any of their respective employees or agents with respect to any matter whatsoever. MLBFS shall not be required at any time, as a condition of Guarantor's obligations hereunder, to resort to payment from Customer or other persons or entities whatsoever, or any of their properties or estates, or resort to any collateral or pursue or exhaust any other rights or remedies whatsoever.


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         No release or discharge in whole or in part of any other guarantor of the Obligations shall release or discharge Guarantor unless and until all of the Obligations shall have been indefeasibly fully paid and discharged. Guarantor expressly waives presentment, protest, demand, notice of dishonor or default, notice of acceptance of this Guaranty, notice of advancement of funds under the Guaranteed Documents and all other notices and formalities to which Customer or Guarantor might be entitled, by statute or otherwise, and, so long as there are any Obligations or MLBFS is committed to extend credit to Customer, waives any right to revoke or terminate this Guaranty without the express written consent of MLBFS.

         So long as there are any Obligations, Guarantor shall not have any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right, or remedy of MLBFS against Customer or any security which MLBFS now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law, or otherwise. If, however, MLBFS shall make a demand upon Guarantor hereunder and following such demand Guarantor shall pay to MLBFS all outstanding Obligations, then, upon the written request of Guarantor to MLBFS not later than 90 days thereafter, MLBFS will assign to Guarantor, without warranty or recourse, all of its rights in and to the indebtedness of Customer evidenced by the Guaranteed Documents (it being further understood, however, that MLBFS will not in such case assign or allow the continued use of the Merrill Lynch WCMA Account utilized to house part of the credit facility evidenced by the Guaranteed Documents.)

         MLBFS is hereby irrevocably authorized by Guarantor at any time during the continuance of an Event of Default under the Loan Agreement or any other of the Guaranteed Documents or in respect of any of the Obligations, in its sole discretion and without demand or notice of any kind, to appropriate, hold, set off and apply toward the payment of any amount due hereunder, in such order of application as MLBFS may elect, all cash, credits, deposits, accounts, securities and any other property of Guarantor which is in transit to or in the possession, custody or control of MLBFS or Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), or any of their respective agents, bailees or affiliates, including, without limitation, all securities accounts with MLPF&S and all cash, securities and other financial assets therein or controlled thereby, and all proceeds thereof. Guarantor hereby collaterally assigns and grants to MLBFS a continuing security interest in all such property as additional security for the Obligations. Upon the occurrence and during the continuance of an Event of Default, MLBFS shall have all rights in such property available to collateral assignees and secured parties under all applicable laws, including, without limitation, the UCC.

         Grantor agrees to furnish to MLBFS such financial information concerning Guarantor as may be reasonably required by any of the Guaranteed Documents or as MLBFS may otherwise from time to time reasonably request Guarantor further hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Guarantor. MLBFS agrees to mark its records with an instruction to its employees to furnish to Guarantor a copy of each invoice and WCMA account statement with respect to the Guaranteed Obligations; it being understood, however, that no failure or delay on the part of MLBFS in furnishing any such copy shall affect the validity or enforceability of this Guaranty, or give rise to any defense on the part of Guarantor hereunder or any liability on the part of MLBFS to Guarantor.

         No delay on the part of MLBFS in the exercise of any right or remedy under the Guaranteed Documents, this Guaranty or any other agreement shall operate as a waiver thereof, and, without limiting the foregoing, no delay in the enforcement of any security interest, and no single or partial exercise by MLBFS of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. This Guaranty may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Guaranty. This Guaranty shall be binding upon Guarantor and its successors and assigns, and shall inure to the benefit of MLBFS and its successors and assigns.

         NOTWITHSTANDING ANYTHING HEREINABOVE TO THE CONTRARY:

         (A) AS CONDITIONS OF GUARANTOR'S OBLIGATION TO MAKE ANY PAYMENT
HEREUNDER: (I) MLBFS SHALL, UNLESS PROHIBITED BY ANY LAW, REGULATION OR




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JUDICIAL OR ADMINISTRATIVE ORDER, MAKE A WRITTEN DEMAND UPON CUSTOMER FOR
PAYMENT AND SEND A COPY OF SUCH WRITTEN DEMAND TO GUARANTOR; AND (II) IF SUCH DEMAND IS NOT SO PROHIBITED, 30 DAYS SHALL ELAPSE AFTER MLBFS SHALL HAVE MADE SUCH DEMAND (IT BEING FURTHER UNDERSTOOD THAT A FAILURE OR DELAY IN MAKING ANY SUCH DEMAND OR FURNISHING A COPY THEREOF TO GUARANTOR SHALL ONLY DELAY GUARANTOR'S OBLIGATIONS, BUT SHALL NOT EXCUSE OR DISCHARGE SUCH OBLIGATIONS.)

         (B) THE MAXIMUM LIABILITY OF GUARANTOR HEREUNDER SHALL BE $8,500,000.00 PLUS ACCRUED AND UNPAID INTEREST AND ALL OUT-OF-POCKET COSTS AND EXPENSES OF MLBFS IN ENFORCING THE GUARANTEED DOCUMENTS AND THIS GUARANTY, INCLUDING REASONABLE ATTORNEYS' FEES AND EXPENSES.

         This Guaranty shall be governed by the laws of the State of Illinois. WITHOUT LIMITING THE RIGHT OF MLBFS TO ENFORCE THIS GUARANTY IN ANY JURISDICTION AND VENUE PERMITTED BY APPLICABLE LAW, GUARANTOR AGREES THAT THIS GUARANTY MAY AT THE OPTION OF MLBFS BE ENFORCED BY MLBFS IN ANY JURISDICTION AND VENUE IN WHICH ANY OF THE GUARANTEED DOCUMENTS MAY BE ENFORCED. GUARANTOR AND MLBFS HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY IN ANY WAY RELATED TO OR ARISING OUT OF THIS GUARANTY OR THE OBLIGATIONS. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. No modification or waiver of any of the provisions of this Guaranty shall be effective unless in writing and signed by both Guarantor and an officer of MLBFS. Each signatory on behalf of Guarantor warrants that he or she has authority to sign on behalf of Guarantor, and by so signing, to bind Guarantor hereunder.

         Without affecting the validity or enforceability of this Guaranty with respect to the Guaranteed Documents as the same may be from time to time modified with the consent of MLBFS, Customer and Guarantor, it is understood that no modification of any of the Guaranteed Documents shall be effective unless in a writing signed by MLBFS, Customer and Guarantor.


Dated as of October 1, 1998.

WARNER-LAMBERT COMPANY



By: /s/ Carl Wheeldon
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            Signature (1)                            Signature (2)

            Carl Wheeldon
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            Printed Name                             Printed Name

Vice President - Manufacturing
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            Title                                    Title




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Address of Guarantor:

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